Exhibit 10.13












                             CPR SELECT



                  THE CORPORATE PLAN FOR RETIREMENT
                             SELECT PLAN







                         Adoption Agreement
















                           IMPORTANT NOTE

This  document  in not an IRS approved Prototype Plan.   An Adopting
Employer may not rely solely on this Plan to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees" and exempt from Parts 2 through 4 of Title I of the Employee Retirement Income Security Act of 1974 with respect to the Employer's particular situation. Fidelity Management Trust Company, its affiliates and employees may not provide you with legal advice in connection with the execution of this document. This document should be reviewed by your attorney and/or accountant prior to execution.





                         ADOPTION AGREEMENT
                              ARTICLE 1



1.01 PLAN INFORMATION



     (a)  Name of Plan:

          This is the General Employment Enterprises, Inc.

          Executive Retirement Plan         Plan (the "Plan").



     (b)  Name of Plan Administrator, if not the Employer:



          Address:

          Phone Number:

          The Plan Administrator is the agent for service of legal

          process for the Plan.



     (c) Three Digit Plan Number:       002

     (d)  Plan Year End (month/day):       12/31/2002

     (e)  Plan Status (check one):

         (1)    Effective Date of New Plan:       01/01/2002

         (2)    Amendment Effective Date:


                The original effective date of the Plan:




1.02 EMPLOYER

     (a) The Employer is:  General Employment Enterprises, Inc.
         Address:           One Tower Lane, Suite 2100
                            Oakbrook Terrace, IL 60181

         Contact's Name:                    Sherry L. Hubacek
         Telephone Number:                  630-954-0408

         (1) Employer's Tax Identification Number:     36-6097429

         (2) Business form of Employer (check one):

             (A) X  Corporation

             (B)    Sole proprietor or partnership

             (C)     Subchapter S Corporation

         (3) Employer's fiscal year end:              9/30


     (b) The term "Employer" includes the following Related Employer(s) (as defined in Section 2.01(a)(21)):

                               Triad Personnel Services, Inc.



1.03 COVERAGE

     (a) Only those Employees listed in Attachment A will be eligible to participate in the Plan.

     (b) The Entry Date(s) shall be (check one):

         (1)  X  the first day of each Plan Year.

         (2)     the first day of each Plan Year and the date six months later.

         (3) the first day of each Plan Year and the first day of the fourth, seventh, and tenth months.

         (4)     the first day of each month.



1.04 COMPENSATION

     For purposes of determining Contributions under the Plan, Compensation shall be as defined in Section 2.01(a)(6), but excluding (check the appropriate box(es)):

     (a)  X   Overtime Pay.

     (b)  X   Bonuses.

     (c)  X   Commissions.

     (d)  X   The  value  of  a qualified or a non=qualified  stock
              option granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income.

     (e)      No exclusions.



1.05 CONTRIBUTIONS

     (a) Deferral Contributions: The Employer shall make a Deferral Contribution in accordance with Section 4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the Plan Year (or portion of the Plan Year) in question, not to exceed 0% of Compensation for that Plan Year.

     (b) Matching Contributions

        (1) The Employer shall make a Matching Contribution on behalf of each Participant in an amount equal to the following percentage of a Participant's Deferral Contributions during the Plan Year (check one):

             (A)    50%

             (B)    100%

             (C)    ___%

             (D)   (Tiered  Match) ___% of the first ___%  of  the
                   Participant's  Compensation  contributed  to   the
                   Plan,
                   ___% of the next ___% of the Participant's Compensation contributed to the Plan,
                   ___% of the next ___% of the Participant's Compensation contributed to the Plan.

             (E) The percentage declared for the year, if any, by a Board of Directors' resolution.

             (F)   Other:

        (2)    Matching Contribution   Limits   (check   the   appropriate
                   box(es)):

             (A)   Deferral Contributions in excess of ___%  of  the
                   Participant's  Compensation  for  the  period   in
                   question  shall  not  be considered  for  Matching
                   Contributions.

                 Note: If the Employer elects a percentage limit in A)above and requests the Trustee to account separately for matched and unmatched Deferral Contributions, the Matching Contributions allocated to each Participant must be computed, and the limit applied, based upon each period.

             (B) Matching Contributions for each Participant for each Plan Year shall be limited to $ _____.


        (3)     Eligibility Requirement(s) for Matching Contributions

             A Participant who makes Deferral Contributions during the Plan Year under Section 1.05(a) shall be entitled to Matching Contributions for that Plan Year if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options (B) and (C) may not be elected together):


             (A) Is employed by the Employer on the last day of the Plan Year.

             (B) Earns at least 500 Hours of Service during the Plan Year.

             (C) Earns at least 1,000 Hours of Service during the Plan Year.

             (D)   No requirements.


             Note: If option (A), (B), or (C) above is selected then Matching
                   Contributions  can only be made  by  the  Employer
                   after   the   Plan   Year  ends.    Any   Matching
                   Contribution made before Plan Year end shall not be subject to the eligibility requirements of this Section 1.05(b)(3).



1.06 DISTRIBUTION DATES

     A Participant may elect to receive a distribution or commence distribution from his Account pursuant to Section 8.02 upon the following date(s) (check the appropriate box(es). If Option (c) is elected, then options (a) and (b) may not be elected).

            (a)    Attainment of Normal Retirement Age.   Normal
                   Retirement Age under the Plan is (check one):

                  (1)    age 65.

                  (2)  age ___ (specify from 55 through 64).

                  (3)  later  of the  age ___ (can  not exceed 65)
                       or  the  fifth anniversary   of  the  Participant's
                       Commencement Date.

            (b)      Attainment   of  Early  Retirement   Age.    Early
                     Retirement Age is the first day of the month after the Participant attains age ___ (specify 55 or greater) and completes ___ Years of Service for Vesting.

            (c)  X   Termination of employment with the Employer.



1.07 VESTING SCHEDULE

     (a) The Participant's vested percentage in Matching
         Contributions elected in Section 1.05(b) shall be based upon the schedule(s) selected below.

         (1)    N/A - No Matching Contributions
         (2)    100% Vesting immediately
         (3)    3 year cliff (see C below)
         (4)    5 year cliff (see D below)
         (5)    6 year graduated (see E below)
         (6)    7 year graduated (see F below)
         (7)    G below
         (8)    Other (Attachment "C")

Years              Vesting Schedule
of
Service
for
Vesting

             C       D      E       F       G
   0        0%      0%     0%      0%    ----
   1        0%      0%     0%      0%    ----
   2        0%      0%    20%      0%    ----
   3      100%      0%    40%     20%    ----
   4      100%      0%    60%     40%    ----
   5      100%    100%    80%     60%    ----
   6      100%    100%   100%     80%    ----
   7      100%    100%   100%    100%    100%






     (b)  X  Years  of  Service for Vesting shall  include (check one):

         (1) for new plans, service prior to the Effective Date as defined in Section 1.01(e)(1).

         (2) for existing plans converting from another plan document, service prior to the original Effective Date as defined in Section 1.01(e)(2).

     (c) A Participant will forfeit his Matching Contribution upon the occurrence of the following event(s):

     (d) A Participant will be 100% vested in his Matching Contributions upon (check the appropriate box(es), if any):

         (1)      Normal   Retirement  Age  (as  defined  in   Section
                 1.06(a)).

         (2)      Early Retirement Age (as defined in Section 1.06(b)).

         (3)  X   Death



1.08 PREDECESSOR EMPLOYER SERVICE

             Service for purposes of vesting in Section 1.07(a) shall include service with the following employer(s):

         (a)

         (b)

         (c)

         (d)



1.09 HARDSHIP WITHDRAWALS

          Participant withdrawals for hardship prior to termination of employment (check one):

     (a) will be allowed in accordance with Section 7.07, subject to a $ ___ minimum amount. (Must be at least $1,000)

     (b)  X  will not be allowed.



1.10 DISTRIBUTION

     Subject to Articles 7 and 8, distributions under the Plan will be paid (check the appropriate box(es)):

     (a)  X  as a lump sum.

     (b) X under a systematic withdrawal plan (installments) not to exceed 10 years.



1.11 INVESTMENT DECISIONS

     (a) Investment Directions

         Investments in which the Account of Participants shall be treated as invested and reinvested shall be directed (check one):

         (1)    by the Employer among the options listed in (b) below.

         (2) X  by each Participant among the options listed in (b) below.

         (3) by each Participant with respect to Deferral Contributions and by the Employer with respect to Employer Matching Contributions. The Employer must direct the Employer Matching Contributions among the
                 same   investment   options   made   available   for
                 Participant directed sources listed in (b) below.


     (b) Plan Investment Options

         Participant Accounts will be treated as invested among the Fidelity Funds listed below pursuant to Participant and/or Employer directions.



                           Fund Name                 Fund Number

         (1)  Fidelity Aggressive Growth                00324
         (2)  Fidelity Magellan Fund                    00021
         (3)  Fidelity Growth & Income Portfolio        00027
         (4)  Fidelity Asset Manager                    00314
         (5)  Sparton U.S. Equity Index Fund            00650
         (6)  Fidelity Investment Grade Bond Fund       00026
         (7)  Fidelity Retirement Money Market          00630
              Portfolio
         (8)  Janus Worldwide Fund                      OF52
         (9)  PBHG Growth Fund                          OF67
         (10) PBHG Emerging Growth Fund                 OF66


         Note: An additional annual recordkeeping fee will be charged for each fund in excess of five funds.


         Note: The method and frequency for change of investments will be determined under the rules applicable to the selected funds. Information will be provided regarding expenses, if any, for changes in investment options.



1.12 RELIANCE ON PLAN

     An adopting Employer may not rely solely in this Plan to insure that the Plan is "unfounded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" and exempt from Parts 2 through 4 of Title 1 of the Employee Retirement Income Security Act of 1974 with respect to the Employer's particular situation. This Agreement must be reviewed by your attorney and/or accountant before it is executed.

     This Adoption Agreement may be used only in conjunction with the CORPORATE plan for Retirement Select Basic Plan Document.










                           EXECUTION PAGE
                          (Fidelity's Copy)




     IN WITNESS WHEREOF, the Employer has caused this Adoption
     Agreement to be executed this 27th day of September, 2001.


                         Employer   General Employment Enterprises, Inc.

                         By           /s/  Herbert F. Imhoff, Jr.

                         Title      CEO & President












                           EXECUTION PAGE
                          (Employer's Copy)




     IN WITNESS WHEREOF, the Employer has caused this Adoption
     Agreement to be executed this 27th day of September, 2001.


                         Employer   General Employment Enterprises, Inc.

                         By           /s/  Herbert F. Imhoff, Jr.

                         Title      CEO & President